Exhibit 32.1

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of International Isotopes Inc. and subsidiaries (the “Company”) for the period ended March 31, 2024, as filed with the Securities and Exchange Commission (the “Form 10-Q”), I, Shahe Bagerdjian, Chief Executive Officer of the Company, in my capacity as such, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1)	The Form 10-Q fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78m or 78o(d)); and

(2)	The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

May 15, 2024	/s/ Shahe Bagerdjian
Shahe Bagerdjian
Chief Executive Officer